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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                Amendment No. 2

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 16, 2002

                        Generex Biotechnology Corporation
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             (Exact name of registrant as specified in its charter)



                   Delaware                000-25169        82-049021
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         (State or other jurisdiction    (Commission      (IRS Employer
              of Incorporation)          File Number)    Identification No.)



          33 Harbor Square, Suite 202, Toronto, Ontario Canada         M5J 2G2
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               (Address of principal executive offices)             (Zip Code)


         Registrant's telephone number, including area code       416/364-2551
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          (Former name or former address, if changed since last report)


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Item 7.  Exhibits

*10.1 Amended and Restated Subscription, Joint Development and Operating Agreement dated January 15, 2002, between Elan Corporation, plc, Elan International Services, Ltd. and Generex Biotechnology Corporation and Generex (Bermuda), Ltd.

*10.2 Amended and Restated License Agreement dated January 15, 2002, between Elan Corporation, plc and Generex (Bermuda), Ltd.

*10.3 Amended and Restated License Agreement dated January 15, 2002, between Generex Biotechnology Corporation and Generex (Bermuda), Ltd.

* This exhibit replaces in its entirety the copy of this agreement that was filed as an exhibit to the Form 8-K/A dated January 16, 2002 and filed by the registrant on May 3, 2002. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GENEREX BIOTECHNOLOGY CORPORATION


Dated: September 9, 2003      By:   /s/ Rose C. Perri
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                                    Rose C. Perri, Chief Operating Officer